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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                          ATLAS PIPELINE PARTNERS, L.P.

             (Exact name of registrant as specified in its charter)



     Delaware                       1-14998                    23-3011077
------------------             -----------------          --------------------
(State of incorporation           (Commission               (I.R.S. Employer
 or organization)                 File Number)             Identification No.)


                    311 Rouser Road, Moon Township, PA 15108
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (412) 262-2830


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ITEM 5 OTHER EVENTS AND REGULATION FD DISCLOSURE

Atlas Pipeline Partners, L.P. reported that, based upon field estimates by its general partner, the amount of natural gas transmitted through its gathering systems in April 2003, through April 27, averaged 52.7 million cubic feet per day.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ATLAS PIPELINE PARTNERS, L.P.





                       By:  Atlas Pipeline Partners GP, LLC

                       By:    /s/  Michael L. Staines
                            -------------------------------
                            Michael L. Staines, President
                            Atlas Pipeline Partners GP, LLC





Date: April 29, 2003